UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

FORM 8-K/A

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2016

Waste Connections, Inc.

(Exact name of registrant as specified in its charter)

Ontario, Canada	1-34370	98-1202763
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Applewood Crescent, 2nd Floor

Vaughan

Ontario L4K 0E3

Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 532-7510

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On June 7, 2016, Waste Connections, Inc., a corporation organized under the laws of Ontario, Canada (the “Registrant,” formerly known as Progressive Waste Solutions Ltd.), filed a Current Report on Form 8-K (the “Original Filing”) announcing that, on June 1, 2016 (the “Closing Date”), the transactions contemplated by the Agreement and Plan of Merger, dated as of January 18, 2016 (the “Merger Agreement”), by and among the Registrant, Waste Connections US, Inc., a Delaware corporation (“Waste Connections US,” formerly known as Waste Connections, Inc.), and Water Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of the Registrant (“Merger Sub”), had been completed. Pursuant to the Merger Agreement, on the Closing Date, the Registrant and Waste Connections US consummated an all-stock business combination transaction whereby Merger Sub merged with and into Waste Connections US, with Waste Connections US continuing as the surviving corporation and an indirect wholly-owned subsidiary of the Registrant.

The term “Progressive Waste” is used herein in the context of references to Progressive Waste Solutions Ltd. and its shareholders prior to the Closing Date. Defined terms not otherwise defined herein shall have the meaning ascribed to such terms in the Original Filing.

This Amendment No. 1 on Form 8-K/A is being filed to provide the pro forma financial information required by Item 9.01(b)(1) of Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

a) Financial Statements of the Businesses Acquired.

The audited consolidated balance sheets of Waste Connections US as of December 31, 2015 and December 31, 2014 and the related consolidated statements of net income (loss), comprehensive income (loss), equity and cash flows of Waste Connections US for each of the three years in the period ended December 31, 2015, and the notes related thereto, and the financial statement schedule, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The Report of Independent Registered Public Accounting Firm, issued by PricewaterhouseCoopers LLP, dated February 9, 2016, relating to the Waste Connections US financial statements and financial statement schedule, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The unaudited consolidated condensed balance sheet of Waste Connections US as of March 31, 2016, the consolidated condensed statements of net income and comprehensive income for the three months ended March 31, 2016 and the consolidated condensed statements of equity and cash flows for the three months ended March 31, 2016, and the notes related thereto, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Progressive Waste and Waste Connections US as of March 31, 2016 and unaudited pro forma condensed combined statements of operations of Progressive Waste and Waste Connections US for the year ended December 31, 2015 and for the three months ended March 31, 2016, and the notes related thereto, are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

d) Exhibits.

Number	Description
2.1	Agreement and Plan of Merger, dated as of January 18, 2016, by and among the Registrant, Water Merger Sub LLC, and Waste Connections, Inc. (now named Waste Connections US, Inc.) (incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 6-K filed on January 20, 2016)
3.1	Articles of Amendment dated June 1, 2016*
3.2	Articles of Amalgamation dated June 1, 2016*
3.3	By-laws of the Registrant*
3.4	Form of Common Share Certificate*
4.1	Revolving Credit and Term Loan Agreement, dated as of June 1, 2016*
4.2	Master Note Purchase Agreement, dated as of June 1, 2016*
4.3	Master Note Purchase Agreement, dated July 15, 2008*
4.4	Amendment No. 1 to Master Note Purchase Agreement, dated as of July 20, 2009*
4.5	First Supplement to Master Note Purchase Agreement, dated as of October 26, 2009*
4.6	Amendment No. 2 to Master Note Purchase Agreement, dated as of November 24, 2010*
4.7	Second Supplement to Master Note Purchase Agreement, dated as of April 1, 2011*
4.8	Amendment No. 3 to Master Note Purchase Agreement, dated as of October 12, 2011*
4.9	Amendment No. 4 to Master Note Purchase Agreement, dated August 9, 2013*
4.10	Amendment No. 5 to Master Note Purchase Agreement, dated February 20, 2015*
4.11	Third Supplement to Master Note Purchase Agreement, dated as of June 11, 2015*
4.12	Amendment No. 6 to Master Note Purchase Agreement, dated June 1, 2016*
4.13	Assumption and Exchange Agreement, dated June 1, 2016 relating to the Master Note Purchase Agreement dated July 15, 2008 as amended and supplemented through and including June 1, 2016 and as further modified by the Assumption and Exchange Agreement*
10.1	Separation Benefits Plan and Employment Agreement by and between Waste Connections US, Inc. and Ronald J. Mittelstaedt, effective February 13, 2012*
10.2	Amendment to Separation Benefits Plan and Employment Agreement between Waste Connections US, Inc. and Ronald J. Mittelstaedt*
10.3	First Amended and Restated Employment Agreement between Waste Connections US, Inc. and David G. Eddie, dated as of October 1, 2005*
10.4	Employment Agreement between Waste Connections US, Inc. and James M. Little, dated as of September 13, 1999*
10.5	Form of Amendment to Employment Agreement between Waste Connections US, Inc. and James M. Little*
10.6	Employment Agreement between Waste Connections US, Inc. and Patrick J. Shea, dated as of February 1, 2008*
10.7	Form of Amendment to Employment Agreement between Waste Connections US, Inc. and each of David G. Eddie and Patrick J. Shea*
10.8	Separation Benefits Plan, effective February 13, 2012*
10.9	Separation Benefits Plan Participation Letter Agreement by and between Waste Connections US, Inc. and Steven F. Bouck, effective February 13, 2012*
10.10	Separation Benefits Plan Participation Letter Agreement by and between Waste Connections US, Inc. and Worthing F. Jackman, effective February 13, 2012*
10.11	Separation Benefits Plan Participation Letter Agreement by and between Waste Connections US, Inc. and Darrell W. Chambliss, effective February 13, 2012*
10.12	Form of Indemnification Agreement dated June 1, 2016, between Waste Connections, Inc. and each of its directors and officers*
10.13	Waste Connections, Inc. 2016 Incentive Award Plan*

Number	Description
10.14	Form of Restricted Share Unit Award Agreement (with One-Year Performance Period) under the Waste Connections, Inc. 2016 Incentive Award Plan*
10.15	Form of Performance-Based Restricted Share Unit Award Agreement (with Three-Year Performance Period) under the Waste Connections, Inc. 2016 Incentive Award Plan*
10.16	Form of Restricted Share Unit Agreement for Non-employee Directors under the Waste Connections, Inc. 2016 Incentive Award Plan*
10.17	Form of Restricted Share Unit Agreement under the Waste Connections, Inc. 2016 Incentive Award Plan*
10.18	Form of Warrant to Purchase Common Shares of Waste Connections, Inc. under the Waste Connections, Inc. 2016 Incentive Award Plan*
10.19	Waste Connections, Inc. Amended and Restated Share Option Plan dated July 22, 2009, as amended February 24, 2015*
10.20	Waste Connections US, Inc. 2014 Incentive Award Plan*
10.21	Form of Grant Agreement for Restricted Stock Units under Waste Connections US, Inc. 2014 Incentive Award Plan*
10.22	Form of Grant Agreement for Restricted Stock Units (with One-Year Performance Period) under the Waste Connections US, Inc. 2014 Incentive Award Plan*
10.23	Form of Grant Agreement for Restricted Stock Units for Non-employee Directors under the Waste Connections US, Inc. 2014 Incentive Award Plan*
10.24	Form of Warrant to Purchase Common Stock under the Waste Connections US, Inc. 2014 Incentive Award Plan*
10.25	Waste Connections US, Inc. Third Amended and Restated 2004 Equity Incentive Plan*
10.26	Waste Connections US, Inc. Consultant Incentive Plan*
10.27	Waste Connections, Inc. Compensation Recoupment Policy (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on July 22, 2016)
10.28

Waste Connections US, Inc. Nonqualified Deferred Compensation Plan, amended and restated as of December 1, 2014 (incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q filed on August 5, 2016)

10.29	Amendment to the Waste Connections, Inc. Nonqualified Deferred Compensation Plan (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on July 22, 2016)
16.1	Letter from Deloitte LLP to the Securities and Exchange Commission*
23.1	Consent of Independent Registered Public Accounting Firm*
99.1	The audited consolidated balance sheets of Waste Connections US, Inc. (formerly Waste Connections, Inc.) as of December 31, 2015 and December 31, 2014 and the related consolidated statements of net income (loss), comprehensive income (loss), equity and cash flows of Waste Connections US, Inc. for each of the three years in the period ended December 31, 2015, and the notes related thereto, and the financial statement schedule (incorporated by reference to Part I, Item 8 and Part IV, Item 15(a) of Waste Connections US, Inc.’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2015, filed on February 9, 2016) (File No. 001-31507)
99.2	Report of Independent Registered Public Accounting Firm, issued by PricewaterhouseCoopers LLP, dated February 9, 2016, relating to the Waste Connections US, Inc. financial statements and financial statement schedule (incorporated by reference to Part IV, Item 15(a) of Waste Connections US, Inc.’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2015, filed on February 9, 2016) (File No. 001-31507)
99.3	The unaudited consolidated condensed balance sheet of Waste Connections US, Inc. as of March 31, 2016, the consolidated condensed statements of net income and comprehensive income for the three months ended March 31, 2016, and the consolidated condensed statements of equity and cash flows for the three months ended March 31, 2016, and the notes related thereto (incorporated by reference to Part I, Item 1 of Waste Connections US, Inc.’s Quarterly Report on Form 10-Q for the Period Ended March 31, 2016, filed on April 28, 2016) (File No. 001-31507)
99.4	Unaudited pro forma condensed combined balance sheet of the Registrant (formerly Progressive Waste Solutions Ltd.) and Waste Connections US as of March 31, 2016 and unaudited pro forma condensed combined statements of operations of the Registrant (formerly Progressive Waste Solutions Ltd.) and Waste Connections US for the year ended December 31, 2015 and for the three months ended March 31, 2016, and the notes related thereto**

________________________________

* Previously filed.

** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

Waste Connections, Inc.
(Registrant)

By:	/s/ Worthing F. Jackman
Worthing F. Jackman
Executive Vice President and Chief Financial Officer

Date: August 12, 2016

EXHIBIT INDEX

Number	Description
2.1	Agreement and Plan of Merger, dated as of January 18, 2016, by and among the Registrant, Water Merger Sub LLC, and Waste Connections, Inc. (now named Waste Connections US, Inc.) (incorporated by reference to Exhibit 99.2 to the Registrant’s Current Report on Form 6-K filed on January 20, 2016)
3.1	Articles of Amendment dated June 1, 2016*
3.2	Articles of Amalgamation dated June 1, 2016*
3.3	By-laws of the Registrant*
3.4	Form of Common Share Certificate*
4.1	Revolving Credit and Term Loan Agreement, dated as of June 1, 2016*
4.2	Master Note Purchase Agreement, dated as of June 1, 2016*
4.3	Master Note Purchase Agreement, dated July 15, 2008*
4.4	Amendment No. 1 to Master Note Purchase Agreement, dated as of July 20, 2009*
4.5	First Supplement to Master Note Purchase Agreement, dated as of October 26, 2009*
4.6	Amendment No. 2 to Master Note Purchase Agreement, dated as of November 24, 2010*
4.7	Second Supplement to Master Note Purchase Agreement, dated as of April 1, 2011*
4.8	Amendment No. 3 to Master Note Purchase Agreement, dated as of October 12, 2011*
4.9	Amendment No. 4 to Master Note Purchase Agreement, dated August 9, 2013*
4.10	Amendment No. 5 to Master Note Purchase Agreement, dated February 20, 2015*
4.11	Third Supplement to Master Note Purchase Agreement, dated as of June 11, 2015*
4.12	Amendment No. 6 to Master Note Purchase Agreement, dated June 1, 2016*
4.13	Assumption and Exchange Agreement, dated June 1, 2016 relating to the Master Note Purchase Agreement dated July 15, 2008 as amended and supplemented through and including June 1, 2016 and as further modified by the Assumption and Exchange Agreement*
10.1	Separation Benefits Plan and Employment Agreement by and between Waste Connections US, Inc. and Ronald J. Mittelstaedt, effective February 13, 2012*
10.2	Amendment to Separation Benefits Plan and Employment Agreement between Waste Connections US, Inc. and Ronald J. Mittelstaedt*
10.3	First Amended and Restated Employment Agreement between Waste Connections US, Inc. and David G. Eddie, dated as of October 1, 2005*
10.4	Employment Agreement between Waste Connections US, Inc. and James M. Little, dated as of September 13, 1999*
10.5	Form of Amendment to Employment Agreement between Waste Connections US, Inc. and James M. Little*
10.6	Employment Agreement between Waste Connections US, Inc. and Patrick J. Shea, dated as of February 1, 2008*
10.7	Form of Amendment to Employment Agreement between Waste Connections US, Inc. and each of David G. Eddie and Patrick J. Shea*
10.8	Separation Benefits Plan, effective February 13, 2012*
10.9	Separation Benefits Plan Participation Letter Agreement by and between Waste Connections US, Inc. and Steven F. Bouck, effective February 13, 2012*
10.10	Separation Benefits Plan Participation Letter Agreement by and between Waste Connections US, Inc. and Worthing F. Jackman, effective February 13, 2012*
10.11	Separation Benefits Plan Participation Letter Agreement by and between Waste Connections US, Inc. and Darrell W. Chambliss, effective February 13, 2012*
10.12	Form of Indemnification Agreement dated June 1, 2016, between Waste Connections, Inc. and each of its directors and officers*
10.13	Waste Connections, Inc. 2016 Incentive Award Plan*

Number	Description
10.14	Form of Restricted Share Unit Award Agreement (with One-Year Performance Period) under the Waste Connections, Inc. 2016 Incentive Award Plan*
10.15	Form of Performance-Based Restricted Share Unit Award Agreement (with Three-Year Performance Period) under the Waste Connections, Inc. 2016 Incentive Award Plan*
10.16	Form of Restricted Share Unit Agreement for Non-employee Directors under the Waste Connections, Inc. 2016 Incentive Award Plan*
10.17	Form of Restricted Share Unit Agreement under the Waste Connections, Inc. 2016 Incentive Award Plan*
10.18	Form of Warrant to Purchase Common Shares of Waste Connections, Inc. under the Waste Connections, Inc. 2016 Incentive Award Plan*
10.19	Waste Connections, Inc. Amended and Restated Share Option Plan dated July 22, 2009, as amended February 24, 2015*
10.20	Waste Connections US, Inc. 2014 Incentive Award Plan*
10.21	Form of Grant Agreement for Restricted Stock Units under Waste Connections US, Inc. 2014 Incentive Award Plan*
10.22	Form of Grant Agreement for Restricted Stock Units (with One-Year Performance Period) under the Waste Connections US, Inc. 2014 Incentive Award Plan*
10.23	Form of Grant Agreement for Restricted Stock Units for Non-employee Directors under the Waste Connections US, Inc. 2014 Incentive Award Plan*
10.24	Form of Warrant to Purchase Common Stock under the Waste Connections US, Inc. 2014 Incentive Award Plan*
10.25	Waste Connections US, Inc. Third Amended and Restated 2004 Equity Incentive Plan*
10.26	Waste Connections US, Inc. Consultant Incentive Plan*
10.27	Waste Connections, Inc. Compensation Recoupment Policy (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on July 22, 2016)
10.28

Waste Connections US, Inc. Nonqualified Deferred Compensation Plan, amended and restated as of December 1, 2014 (incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q filed on August 5, 2016)

10.29	Amendment to the Waste Connections, Inc. Nonqualified Deferred Compensation Plan (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on July 22, 2016)
16.1	Letter from Deloitte LLP to the Securities and Exchange Commission*
23.1	Consent of Independent Registered Public Accounting Firm*
99.1	The audited consolidated balance sheets of Waste Connections US, Inc. (formerly Waste Connections, Inc.) as of December 31, 2015 and December 31, 2014 and the related consolidated statements of net income (loss), comprehensive income (loss), equity and cash flows of Waste Connections US, Inc. for each of the three years in the period ended December 31, 2015, and the notes related thereto, and the financial statement schedule (incorporated by reference to Part I, Item 8 and Part IV, Item 15(a) of Waste Connections US, Inc.’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2015, filed on February 9, 2016) (File No. 001-31507)
99.2	Report of Independent Registered Public Accounting Firm, issued by PricewaterhouseCoopers LLP, dated February 9, 2016, relating to the Waste Connections US, Inc. financial statements and financial statement schedule (incorporated by reference to Part IV, Item 15(a) of Waste Connections US, Inc.’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2015, filed on February 9, 2016) (File No. 001-31507)
99.3	The unaudited consolidated condensed balance sheet of Waste Connections US, Inc. as of March 31, 2016, the consolidated condensed statements of net income and comprehensive income for the three months ended March 31, 2016, and the consolidated condensed statements of equity and cash flows for the three months ended March 31, 2016, and the notes related thereto (incorporated by reference to Part I, Item 1 of Waste Connections US, Inc.’s Quarterly Report on Form 10-Q for the Period Ended March 31, 2016, filed on April 28, 2016) (File No. 001-31507)
99.4	Unaudited pro forma condensed combined balance sheet of the Registrant (formerly Progressive Waste Solutions Ltd.) and Waste Connections US as of March 31, 2016 and unaudited pro forma condensed combined statements of operations of the Registrant (formerly Progressive Waste Solutions Ltd.) and Waste Connections US for the year ended December 31, 2015 and for the three months ended March 31, 2016, and the notes related thereto**

________________________________

* Previously filed.

** Filed herewith.